                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.     )

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]
------------------------------------------------------------------------------

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    14a-6(e)(2))

                          MASSACHUSETTS INVESTORS TRUST
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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        pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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

                          MASSACHUSETTS INVESTORS TRUST

                          NOTICE OF BALLOT SOLICITATION

To the Shareholders of
  MASSACHUSETTS INVESTORS TRUST:


There is enclosed a PROXY STATEMENT and a FORM OF BALLOT on which you may assent or dissent to the new Investment Advisory Agreement between Massachusetts Financial Services Company and Massachusetts Investors Trust (the "Fund").

ITEM 1. To approve a new Investment Advisory Agreement between
Massachusetts Financial Services Company ("MFS") and the Fund.

YOUR TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF ITEM 1.


Only shareholders of record as of August 24, 1998 will be entitled to vote.

                                                   STEPHEN E. CAVAN, Secretary

September 4, 1998





YOUR VOTE IS IMPORTANT. SHAREHOLDERS ARE URGED TO READ THE INSTRUCTIONS AS TO SIGNATURES ON THE ENCLOSED BALLOT, AND, AFTER EXECUTING IT, TO MAIL IT AT THEIR EARLIEST CONVENIENCE IN THE ACCOMPANYING BUSINESS REPLY ENVELOPE.

                               PROXY STATEMENT

In connection with the proposal to approve the new Investment Advisory Agreement between Massachusetts Financial Services Company, a Delaware corporation ("MFS" or the "Adviser"), and Massachusetts Investors Trust (the "Fund"), the Trustees have, pursuant to the Fund's Declaration of Trust dated March 21, 1924, as amended (the "Declaration of Trust"), signed and deposited with State Street Bank and Trust Company of Boston, Massachusetts, the depository under the Declaration of Trust, written instruments fixing the close of business on August 24, 1998 as the record date for determining the number of shares outstanding and the holders thereof entitled to vote. Shareholders may vote by executing ballots and filing them with the Fund's transfer agent, MFS Service Center, Inc. ("MFSC"), 500 Boylston Street, Boston, Massachusetts 02116, as set forth below.

The new Investment Advisory Agreement, as described in Item 1, will be considered approved at the close of business: (a) on October 15, 1998, if the written assents by the holders of a majority of the outstanding shares on August 24, 1998 shall have been filed with and certified by MFSC on or before October 15, 1998; or (b) on the second business day after the day upon which such assents shall have been so filed with and certified by MFSC if such date is later than October 15, 1998. For this purpose, a business day shall be any day when MFSC is open for business. The proposal will be considered not to be approved if such assents are not so filed and certified by January 31, 1999.

A meeting of shareholders is not being held in connection with this solicitation of ballots. At the close of business on August 24, 1998 (the "Record Date"), there were outstanding 497,835,617 shares of the Fund held by approximately 479,768 shareholders. Shares of each class of the Fund vote together on the proposal and each share shall be entitled to one vote. Any shareholder may, in a writing filed by him, revoke his assent or dissent, provided that his revocation is filed with MFSC on or before the close of business on the date on which MFSC certifies that ballots signed by the record holders of a majority of the outstanding shares approving the proposal have been filed with it. The mailing address of the Fund and MFSC is 500 Boylston Street, Boston, Massachusetts 02116. This proxy statement and the accompanying ballot are being mailed to shareholders on or about September 4, 1998.


Passage of the proposal being considered will occur only if a sufficient number of ballots assent to the proposal. Except as provided below, ballots not limited to the contrary will be counted as assenting to the proposal set forth in Item 1. If a ballot is properly executed and returned accompanied by instructions to withhold authority to vote (sometimes called a broker "non-vote" (that is, a ballot from a broker or nominee indicating that this person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power)), or is marked with an abstention (collectively, "abstentions"), it will not constitute a ballot "for" or "against" a matter and will be disregarded in determining the "ballots cast" on an issue. Therefore, abstentions will have the same effect as a ballot "against" the proposal.

FOR A FREE COPY OF THE FUND'S ANNUAL REPORT DATED DECEMBER 31, 1997, AND ITS SEMI-ANNUAL REPORT DATED JUNE 30, 1998, WRITE OR CALL MFS SERVICE CENTER, INC., AT 500 BOYLSTON STREET, BOSTON, MASSACHUSETTS 02116 OR AT (800) 225-2606.


ITEM 1. TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN MASSACHUSETTS FINANCIAL SERVICES COMPANY AND THE FUND


GENERAL
The Board of Trustees is proposing that shareholders approve a new Investment Advisory Agreement (the "New Agreement") with MFS, the effect of which would be to increase the rate of compensation payable by the Fund to MFS for its services as the Fund's investment adviser. The management fee payable by the Fund has not changed since 1976. If approved by the shareholders, the management fee payable under the New Agreement will still remain well below the average advisory fee among a group of comparable growth and income funds. The Trustees believe that the rate of compensation under the New Agreement is reasonable in light of comparative fee information, the Fund's investment performance, MFS' expenses and profitability in managing the Fund and the nature, quality and scope of services provided by MFS to the Fund.

Ballots not limited to the contrary will be counted in favor of the new Investment Advisory Agreement.

BACKGROUND
The Fund has retained MFS to provide it with investment management services pursuant to an Investment Advisory Agreement dated May 20, 1982 (the "Current Agreement"). MFS or its predecessors have been the Fund's investment adviser since the Fund's inception in 1924. The Current Agreement was most recently approved by the Board of Trustees, including a majority of the Trustees who are not "interested persons," as defined in the Investment Company Act of 1940, as amended (the "1940 Act") (collectively, the "Independent Trustees"), on June 17, 1998 and by shareholders on May 19, 1982. Ballots were last solicited from shareholders of the Fund on August 4, 1994 for the purpose of appointing Trustees, ratifying auditors and making certain amendments to the Fund's Declaration of Trust. The New Agreement was approved by the Board of Trustees, including a majority of the Independent Trustees, on July 15, 1998, subject to shareholder approval.

Pursuant to the Current Agreement, MFS provides the Fund with overall investment management services, as well as general office facilities. Subject to such policies as the Board of Trustees may determine, MFS makes investment decisions for the Fund. For its services and facilities, MFS currently receives an annual management fee under the Current Agreement, computed and paid monthly, equal to a percentage of the average daily net assets and gross income of the Fund, calculated in accordance with the table presented below:


 AVERAGE DAILY NET ASSETS ($ MILLION)          GROSS INCOME ($ MILLION)
-----------------------------------------  -------------------------------------
                  CURRENT    PROPOSED                      CURRENT     PROPOSED
                 APPLICABLE  APPLICABLE                   APPLICABLE  APPLICABLE
       UP TO AND   ANNUAL     ANNUAL            UP TO AND   ANNUAL      ANNUAL
OVER   INCLUDING    RATE       RATE      OVER   INCLUDING    RATE        RATE
----   ---------    ----       ----      ----   ---------    ----        ----
$  0      $200     0.30%      0.33%      $ 0       $ 6      6.67%         0%
$200      $500     0.24%      0.33%      $ 6       $15      5.33%         0%
$500               0.12%      0.33%      $15                2.67%         0%

For the fiscal year ended December 31, 1997, MFS received management fees under the Current Agreement of $8,764,265 equivalent on an annualized basis to 0.19% of the Fund's average daily net assets (the "Current Effective Fee").

Shareholders of the Fund are being asked to approve the New Agreement, pursuant to which the gross income component of the investment management fee paid by the Fund to MFS would be eliminated and the investment management fee paid to MFS by the Fund would be calculated at the rate of 0.33% of the average daily net assets of the Fund (the "Proposed Fee"). This fee change is the only material difference between the Current Agreement and the New Agreement. If approved by shareholders, the New Agreement will become effective on November 1, 1998. If the amendments are not approved by shareholders, the Current Agreement will continue in effect in its present form, subject to the continuation and termination provisions contained therein and described below. A description of the New Agreement and the services provided by MFS thereunder is set forth below. See "Description of the New Agreement" below.

In approving the New Agreement and recommending its approval by shareholders, the Trustees considered the best interests of the shareholders of the Fund, and took into account all such factors as they deemed relevant. See "Review Process of the Board of Trustees" below.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND APPROVE THE NEW AGREEMENT.

RATIONALE FOR THE PROPOSAL
At the request of MFS, the Board of Trustees discussed approval of the New Agreement at meetings held on April 7, 1998, May 20, 1998, June 17, 1998 and July 15, 1998. In addition, the Independent Trustees also discussed approval of the New Agreement with their independent counsel at a meeting held on April 23, 1998. In evaluating the New Agreement, the Board of Trustees requested and received substantial information from MFS to assist in their deliberations. The Trustees utilized reports sourced by Lipper Analytical Services, Inc. ("Lipper"), a nationally recognized, independent service that monitors mutual fund expenses and performance, and significant amounts of information furnished by MFS. The Trustees reviewed these materials and considered various matters, discussed below, in determining the reasonableness and fairness of the proposed increase in the management fee payable by the Fund and reached the following conclusions:

  o The Trustees considered the management fees paid by comparable funds available to investors. The Trustees concluded that the current fee rate is substantially below average for comparable funds in the Lipper Growth & Income category and the Trustees unanimously recommend that it be raised, recognizing that the Proposed Fee will remain well below the average for comparable funds. The Trustees believe the Proposed Fee is in the best interests of the shareholders of the Fund and is reasonable in light of the comparative fee information, the Fund's performance, MFS' expenses and profitability in managing the Fund and the nature, quality and scope of services provided by the Adviser to the Fund.

  o In today's highly complex investment world, the Trustees and MFS both believe an increased fee will help MFS remain competitive in attracting, retaining and motivating the top quality investment personnel and other key personnel necessary to manage the Fund and provide new and innovative services to an expanded shareholder base.

  o The Trustees considered today's ever-expanding securities markets, which operate continuously around the globe. The Trustees believe that additional resources will help MFS maintain state-of-the-art computer systems, access information and analyze strategies using the most sophisticated tools and methodologies. The Trustees also believe that additional resources are needed to administer the Fund by virtue of its size and the growing complexities of portfolio transactions domestically and internationally.

  o The Trustees considered the fact that the majority of funds having similar investment objectives do not have a gross income component to their investment management fee and concluded that a management fee based solely on the average daily net assets of the Fund is a more appropriate method of compensation and in the shareholders' best interests.

The Trustees reached these conclusions after careful discussion and analysis and believe that they have carefully and thoroughly examined the questions and alternatives. In recommending that the shareholders of the Fund approve the New Agreement, the Independent Trustees have considered what they believe to be the best interests of the shareholders of the Fund. In so doing the Independent Trustees were advised by independent counsel, retained by the Independent Trustees and paid by the Fund, as to the nature of the matters to be considered and the standards to be used in reaching their decision.


REVIEW PROCESS OF THE BOARD OF TRUSTEES
In reaching its decision, the Board of Trustees examined and weighed many factors, including the following principal factors: (1) the nature, quality and extent of the services rendered and the results achieved by MFS in the areas of investment management (including investment performance comparisons with other mutual funds and certain indices) and administrative services; (2) changes in the mutual fund industry that have affected the Fund; (3) the payments received by MFS and its affiliates from all sources involving both the Fund and the other investment companies advised by MFS; (4) extensive financial, personnel and structural information as to MFS' organization, including the costs borne by, and profitability of, MFS and its affiliates in providing service of all types to the Fund and to the other investment companies advised by MFS; (5) the organizational capabilities, financial condition and future capital requirements of MFS; (6) an analysis of the proposed fee rate changes; (7) information concerning the Fund's expense ratio on both an existing and pro forma basis; (8) information as to the management fees paid by the other funds advised by MFS; (9) competitive industry fee structures and expense ratios including, specifically, the relationship of the proposed management fee rates to those typically paid by funds with similar investment objectives; and (10) a comparison of the overall profitability of MFS to the profitability of certain other investment advisers, including MFS' profitability with respect to the Fund. The Trustees gave equal weight to each of these factors. Certain of these factors are discussed in more detail below.


PORTFOLIO PERFORMANCE. The Board of Trustees determined that MFS has provided high quality services with respect to the Fund. In particular, the Trustees reviewed the performance for Class A shares of the Fund (as representative of the Fund as a whole) against their Lipper peer group and noted that the Fund was ranked by Lipper 116th out of 620 comparable funds, 9th out of 394 comparable funds and 27th out of 242 comparable funds for the one, three and five year periods, respectively, ending December 31, 1997. The Trustees also noted that for the ten-year period ended December 31, 1997, the Fund was ranked 13th by Lipper out of 136 comparable mutual funds ranked by Lipper. During this same period, the Fund had an aggregate total return of 417.79% as compared to a return of 336.23% for the Lipper Growth and Income Fund Average.

The Board of Trustees also determined that the Fund's absolute performance and performance relative to comparable mutual funds and indices would not have been materially affected if the proposed increased advisory fees had been in effect throughout 1995, 1996 and 1997.

The Fund's average annual total return performance in comparison with the annualized total return performances of the Lipper Growth and Income Fund Average and the S&P 500 Index is set forth below:

                                    1 YEAR     3 YEARS    5 YEARS   10 YEARS
                                     ENDED      ENDED      ENDED      ENDED
                                   12/31/97   12/31/97   12/31/97   12/31/97
                                   --------   --------   --------   --------
Lipper Growth and Income Fund
  Average ........................  27.05%     26.63%     17.58%     15.72%
Standard & Poor's 500 Index ......  33.36%     31.15%     20.27%     18.05%
Massachusetts Investors Trust
  Class A ........................  31.69%     32.20%     20.27%     17.87%
  Class B ........................  30.75%     31.17%     19.43%(1)  17.46%(1)
  Class C ........................  30.76%     31.48%(2)  19.87%(2)  17.68%(2)
  Class I ........................  33.30%     32.33%(3)  20.34%(3)  17.91%(3)


----------
(1) Class B share performance includes the performance of the Fund's Class A shares for periods prior to the inception of offering of Class B shares on September 7, 1993. Sales charges, expenses and expense ratios, and therefore performance, for Class A and Class B shares differ. Class B share performance has not been adjusted to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are lower for Class A shares.
(2) Class C share performance includes the performance of the Fund's Class A shares for periods prior to the inception of offering of Class C shares on July 2, 1996. Sales charges, expenses and expense ratios, and therefore performance, for Class A and Class C shares differ. Class C share performance has not been adjusted to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are lower for Class A shares.
(3) Class I share performance includes the performance of the Fund's Class A shares for the periods prior to the commencement of offering of Class I shares on January 2, 1997. Sales charges, expenses and expense ratios, and therefore performance for Class I and A shares differ. Class I share performance has not been adjusted to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are lower for Class I shares.

The S&P 500 Index is unmanaged, assumes reinvestment of estimated dividends and does not reflect fees and expenses. Investors may not invest directly in an index. The Lipper Growth and Income Fund Average and the Fund's performance assume reinvestment of capital gains and dividends and do not reflect the deduction of sale charges.


The Trustees also considered the nature, quality and extent of the investment advisory services rendered by MFS to the Fund as well as the background of the portfolio managers and other executive personnel of MFS. MFS provided insights on the competition it faces in attracting top quality personnel and the Trustees reviewed MFS' recent additions of portfolio managers, analysts and others involved in research and quantitative analysis.

The Trustees reviewed the 74-year performance history of the Fund under MFS and the fact that MFS and its predecessors have been the sole investment adviser to the Fund since 1924. The Trustees gave substantial weight to that history and the historical importance of continuity through the many market cycles during this period.


CHANGES IN THE MUTUAL FUND INDUSTRY. The Board of Trustees considered the effect of changes in the mutual fund industry since the Fund's last management fee increase in 1976. Among these changes, the Trustees considered the increasing globalization of the economy and its impact on the management of the Fund. The Trustees also considered the increased competitiveness in the mutual fund industry that has resulted from the growth in the total assets under management and in the number of funds offered.


ACTUAL AND PRO FORMA MANAGEMENT FEES AND EXPENSES. The Board of Trustees considered the effect of the proposed management fee increase on the Fund's fee rates and annual expense ratios (which include the management fee and all other operating expenses incurred by the Fund). The table set forth below under "Effect of an Increase in the Management Fee" provides comparative data for the year ended December 31, 1997, assuming that the proposed fee increase had been in effect throughout the year.

COSTS OF PROVIDING SERVICE AND PROFITABILITY. The Board of Trustees reviewed information concerning profitability of MFS' investment advisory and other activities and its financial condition based on results from 1995 through 1997. The information considered by the Trustees included operating profit margin information for MFS' investment company business alone (i.e., excluding results of its affiliates) and on a consolidated basis both before and after MFS' net expenditures for marketing. The Trustees also reviewed profitability data for 1995, 1996 and 1997 for MFS on a fund-by-fund basis. In addition, such data were reviewed on a pro forma basis assuming that the proposed management fee increase had been in effect throughout 1995, 1996 and 1997. In assessing this information, the Trustees considered the fact that the size of the Fund results in certain economies of scale to the Adviser. The Trustees recognized that the growth of assets under management by the Adviser would have positive effects on the Adviser's profitability even without the proposed fee increase; however, the Trustees also considered the fact that the proposed fee increase would enhance the Adviser's ability to attract and retain highly qualified investment and administrative professionals in a competitive investment management environment, and thus address the expectations of the Trustees regarding the performance of the Fund that only such professionals can satisfy.

Certain assumptions and methods of allocation utilized by the Adviser in preparing fund-by-fund data were reviewed by the Trustees. While the Adviser believes that the methods of allocation used were reasonable, there are limitations inherent in allocating costs to multiple individual advisory products served by an organization such as the Adviser's where each of the advisory products draws on, and benefits from, the pooled research of the organization.


COMPARISONS WITH OTHER FUNDS. The Board of Trustees considered the management fees paid by other funds with similar investment objectives. In addition to comparing the proposed management fee, the Board of Trustees also considered the comparability of operating expense ratios with ratios of these other investment companies. Notwithstanding that under the proposal the Fund's management fee and, accordingly, its operating expense ratios would increase, the Trustees believe that the management fee and expense ratios would remain well below industry average. Based upon the data reported in Lipper Directors' Analytical Data -- First Edition 1998, the Fund's Current Effective Fee of 0.19% in 1997 was well below the 0.66% average management fee of the 543 investment companies with a similar investment objective, and on a pro forma basis giving effect to the Proposed Fee, its ratio of management fee to average net assets of 0.33% would also have been well below average.

EFFECT OF AN INCREASE IN THE MANAGEMENT FEE
The effect of the proposed increase in the Fund's management fee from the Current Effective Fee of 0.19% to the Proposed Fee of 0.33% per annum is illustrated below. For the fiscal year ended December 31, 1997, this information illustrates the amount the Fund paid to MFS under the Current Effective Fee, and the amount the Fund would have paid to MFS had the Proposed Fee been in effect for the entire period.


                         YEAR ENDED DECEMBER 31, 1997

                              % OF AVERAGE
MANAGEMENT FEE              DAILY NET ASSETS       AMOUNT OF FEE        % CHANGE
--------------              ----------------       -------------        --------
Current Effective Fee            0.19%              $ 8,764,265
Proposed Fee                     0.33%              $15,053,779
Difference                       0.14%              $ 6,289,514          71.8%

In addition to its provision of investment management services to the Fund, MFS also acts as the Fund's administrator and provides administrative services to the Fund for which it received an administrative services fee from the Fund of $292,240 (equivalent on an annualized basis to 0.01% of the Fund's average daily net assets) for the period March 1, 1997 (commencement of Administration Agreement) to December 31, 1997. For fiscal year 1998, the Fund will pay MFS a fee calculated as a percentage of the average daily net assets of the Fund at a maximum annual rate of 0.015% for these services. MFSC, a wholly owned subsidiary of MFS, provides shareholder agency services to the Fund for which it received a fee from the Fund of $5,895,601 (equivalent on an annualized basis to 0.13% of the Fund's average daily net assets) for the year ended December 31, 1997. For fiscal year 1998, the Fund will pay MFSC a fee calculated as a percentage of the average daily net assets of the Fund at an effective annual rate of 0.1125% for these services.


Shown below is a chart of the expenses and fees the Fund incurred during its fiscal year ended December 31, 1997 (except with respect to Class A shares which have been adjusted to reflect an increase in the distribution fee, see footnote (2) to the "Expense Summary" below), together with pro forma fees the Fund would have paid had the proposed management fee of 0.33% per annum been in effect the entire period.

EXPENSE SUMMARY


SHAREHOLDER TRANSACTION EXPENSES:

                                             CLASS A                 CLASS B                 CLASS C                CLASS I
                                      ----------------------  ----------------------  ----------------------  --------------------
                                                     PRO                     PRO                     PRO                    PRO
                                       CURRENT      FORMA      CURRENT      FORMA      CURRENT      FORMA      CURRENT     FORMA
                                       -------      -----      -------      -----      -------      -----      -------     -----
Maximum Initial Sales Charge Imposed
  on Purchases of Fund Shares (as a
  percentage of offering price) .....   5.75%       5.75%        None        None        None        None       None       None
Maximum Contingent Deferred Sales
  Charge (as a percentage of original
  purchase price or redemption           See         See
  proceeds, as applicable) ..........  Below(1)    Below(1)     4.00%       4.00%       1.00%       1.00%       None       None

ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS):

                                             CLASS A                 CLASS B                 CLASS C                CLASS I
                                      ----------------------  ----------------------  ----------------------  --------------------
                                                     PRO                     PRO                     PRO                    PRO
                                       CURRENT      FORMA      CURRENT      FORMA      CURRENT      FORMA      CURRENT     FORMA
                                       -------      -----      -------      -----      -------      -----      -------     -----
Management Fees .....................    0.19%       0.33%       0.19%       0.33%       0.19%       0.33%      0.19%      0.33%
Rule 12b-1 Fees .....................    0.35%(2)    0.35%(2)    1.00%(3)    1.00%(3)    1.00%(3)    1.00%(3)    None       None
Other Expenses(4) ...................    0.22%       0.22%       0.22%       0.22%       0.22%       0.22%      0.22%      0.22%
Total Operating Expenses ............    0.76%       0.90%       1.41%       1.55%       1.41%       1.55%      0.41%      0.55%

----------
(1) Purchases of $1 million or more and certain purchases by retirement plans are not subject to an initial sales charge;
    however, a contingent deferred sales charge ("CDSC") of 1% will be imposed on such purchases in the event of certain redemption transactions within 12 months following such purchases.
(2) The Fund has adopted a Distribution Plan for its shares in accordance with Rule 12b-1 under the 1940 Act (the "Distribution
    Plan"), which provides that it will pay distribution/service fees aggregating up to (but not necessarily all of) 0.35% per annum of the average daily net assets attributable to Class A shares. The 0.25% per annum service fee is reduced to 0.15% per annum for shares purchased prior to January 2, 1991. The fee has been adjusted to reflect an increase to the distribution fee of 0.025% per annum (effective June 1, 1998). Distribution expenses paid under the Plan, together with the initial sales charge, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge.
(3) The Fund's Distribution Plan provides that it will pay distribution/ service fees aggregating up to 1.00% per annum of the average daily net assets attributable to Class B and Class C shares, respectively. Distribution expenses paid under the
    Distribution Plan, with respect to Class B or Class C shares, together with any CDSC, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge.

(4) The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). "Other Expenses" do not take into account any such arrangements.


                             EXAMPLE OF EXPENSES

An investor would pay the following dollar amounts of expenses on a $1,000 investment in the Fund, assuming (a) a 5% annual return and, unless otherwise noted, (b) redemption at the end of each of the time periods indicated:

                                              1 YEAR                 3 YEARS                 5 YEARS                10 YEARS
                                      ----------------------  ----------------------  ----------------------  --------------------
CLASS A SHARES
Current Effective Fee ...............    $65                     $80                     $ 97                   $146
Proposed Fee ........................    $66                     $85                     $104                   $162
CLASS B SHARES                                       (1)                     (1)                     (1)                    (1)
Current Effective Fee ...............    $54         $14         $75         $45         $ 97        $77        $151(2)    $151(2)
Proposed Fee ........................    $56         $16         $79         $49         $104        $84        $166       $166
CLASS C SHARES
Current Effective Fee ...............    $24         $14         $45         $45         $ 77        $77        $169       $169
Proposed Fee ........................    $26         $16         $49         $49         $ 84        $84        $185       $185
CLASS I SHARES
Current Effective Fee ...............    $ 4                     $13                     $ 23                   $ 52
Proposed Fee ........................    $ 6                     $18                     $ 31                   $ 69
----------
(1) Assumes no redemption.
(2) Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect
    Class A expenses.

The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly.

THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FEES OF SIMILAR MFS FUNDS
MFS also acts as the investment adviser to several registered investment companies having similar investment objectives to that of the Fund.

The table in Appendix A sets forth the name of each investment company managed by MFS having similar investment objectives to the Fund that primarily invest in equity securities, the annual rate of compensation (i.e., the fee MFS is paid for its services as investment adviser to such funds) and the net assets of such fund as of June 30, 1998.


FEES OF SIMILAR COMPETITIVE FUNDS
The Proposed Fee of 0.33% is significantly lower than the Lipper Growth and Income Fund Average of 0.66%. Moreover, the pro forma total expense ratio for Class A would have been in the fourth quartile of growth and income funds as tracked by Lipper, or more than 75% of funds with similar investment objectives will still have total expense ratios in their most recent fiscal year higher than that of the Fund's after reflecting the Proposed Fee.

INVESTMENT ADVISER
MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of this Fund, the first mutual fund in the United States. Net assets under the management of the MFS organization were approximately $87.7 billion on behalf of over 3.3 million investor accounts as of June 30, 1998. MFS is a subsidiary of Sun Life Assurance Company of Canada (U.S.) Financial Services Holdings, Inc. ("Sun Life of Canada (U.S.)") which in turn is an indirect wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life"). The Directors of MFS are John W. Ballen, Thomas J. Cashman, Joseph Dello Russo, John D. McNeil, Kevin R. Parke, Arnold D. Scott, William W. Scott, Jr., Jeffrey L. Shames and Donald A. Stewart. Mr. Shames is the Chairman and Chief Executive Officer of MFS, Mr. Ballen is the President and the Chief Investment Officer of MFS, Mr. Cashman is the President of MFS Institutional Advisors, Inc., MFS' institutional investment management subsidiary, Mr. Dello Russo is the Chief Financial Officer and an Executive Vice President of MFS, Mr. Parke is the Chief Equity Officer, Director of Equity Research and an Executive Vice President of MFS, Mr. Arnold Scott is the Secretary and a Senior Executive Vice President of MFS and Mr. William Scott is the President of MFS Fund Distributors, Inc., the distributor of MFS Funds. Messrs. McNeil and Stewart are the Chairman and the President, respectively, of Sun Life. The address of Messrs. Ballen, Cashman, Dello Russo, Parke, Arnold Scott, William Scott and Shames is 500 Boylston Street, Boston, Massachusetts 02116. The address of Messrs. McNeil and Stewart is 150 King Street West, Toronto, Canada M5H 1J9. Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the United States since 1895, establishing a headquarters office here in 1973. The executive officers of MFS report to the Chairman of Sun Life.

James R. Bordewick, Jr., Stephen E. Cavan, W. Thomas London, James O. Yost, Ellen M. Moynihan and Mark E. Bradley, all of whom are officers of MFS, are also officers of the Trust. As of August 24, 1998, no officer or Trustee of the Fund owned beneficially greater than 1% of the outstanding shares of the Fund. As of such date, the officers and Trustees of the Fund in the aggregate owned beneficially less than 1% of the outstanding shares of the Fund.


MFS also serves as investment adviser to over 150 other funds, including the MFS Family of Funds (the "MFS Funds"), MFS Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust, MFS Special Value Trust, MFS Institutional Trust, MFS Variable Insurance Trust, MFS/Sun Life Series Trust, and seven variable accounts, each of which is a registered investment company established by Sun Life of Canada (U.S.) in connection with the sales of various fixed/variable annuity contracts. MFS and its wholly owned subsidiary, MFS Institutional Advisors, Inc., also provide investment advice to a large number of private clients.

In certain instances there may be securities which are suitable for the Fund's portfolio as well as for portfolios of other clients of MFS. Some simultaneous transactions are inevitable when several clients receive investment advice from MFS, particularly when the same security is suitable for more than one client. While in some cases this arrangement could have a detrimental effect on the price or availability of the security as far as the Fund is concerned, in other cases, however, it may produce increased investment opportunities for the Fund.

Broker-dealers may be willing to furnish statistical, research and other factual information or services to MFS for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of the Fund.

For the current fiscal year, the Board of Trustees (together with the Boards of Trustees of the other MFS Funds) have directed MFS to allocate a total of $54,160 of commission business from the Fund and the MFS Funds to the Pershing Division of Donaldson, Lufkin and Jenrette as consideration for the annual renewal of certain publications provided by Lipper (which provides information useful to the Board of Trustees in reviewing the relationship between the Fund and MFS).

The address of MFS and MFS Fund Distributors, Inc. ("MFD"), the Fund's principal underwriter, is 500 Boylston Street, Boston, Massachusetts 02116.

DESCRIPTION OF THE NEW AGREEMENT
As noted above, the Current Agreement and the New Agreement are identical except that the New Agreement eliminates the gross income component to the investment management fee and provides for the payment by the Fund to MFS of a management fee based solely on the Fund's average daily net assets at the rate of 0.33% per annum, rather than the current effective fee of 0.19% per annum (the New Agreement also has a new commencement date and termination date). Under the New Agreement, MFS provides portfolio management services for the Fund, including investment research, advice and supervision of Fund assets.

The Fund pays its expenses (other than those assumed by MFS or MFD), including: investment advisory and administrative services; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares; expenses of preparing, printing and mailing share certificates, shareholder reports, notices, proxy statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the Fund's custodian and transfer agent, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes are borne by the Fund except that its Distribution Agreement with MFD, the Fund's principal underwriter, requires MFD to pay for prospectuses that are to be used for sales purposes.

MFS pays the compensation of the Trust's officers who are affiliated with MFS and any Trustee who is an officer of MFS. The Adviser also furnishes at its own expense all necessary portfolio management services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the Fund's investments and effecting transactions in its portfolio securities.

The New Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence, MFS shall not be liable for any act or omission in the course of, or in connection with, the rendering of its services thereunder.

The New Agreement, if approved, will remain in effect pursuant to its terms until August 1, 2000 (for the Current Agreement, this date is August 1, 1999), and thereafter for successive one-year periods if and so long as such continuation is specifically approved at least annually by (a) the Board of Trustees or (b) the affirmative vote of more than fifty percent (50%) of the outstanding shares of the Fund (a "Majority Vote"), provided that in either event the continuation also is approved by a majority of the Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such approval. The New Agreement is terminable, without penalty, by the Board of Trustees, by a Majority Vote of the Fund's shareholders or by MFS, in each case on not more than sixty nor less than thirty days' written notice to the other party and to the Fund. The New Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).

The description of the New Agreement is qualified in its entirety by reference to the New Agreement which is attached as Appendix B to this proxy statement.

REQUIRED VOTE
Approval of the New Agreement requires a Majority Vote of the Trust's shareholders (as defined above).

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE NEW AGREEMENT.

SUBMISSION OF CERTAIN PROPOSALS
Proposals of shareholders which are intended to be presented in a proxy statement for a future solicitation of ballots must be received by the Fund a reasonable amount of time prior to the Fund's solicitation of ballots.


ADDITIONAL INFORMATION
As of the Record Date, Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer Lake Drive, Jacksonville, Florida, for the sole benefit of its customers, held 54,571,626 shares of the Fund (10.96% of the outstanding shares) as holder of record, but not beneficially.

The information contained in this proxy statement relating to MFS has been furnished by MFS.

Ballot solicitations will be made primarily by mail, but ballot solicitations also may be made by telephone, telegraph, electronic means or personal interviews conducted by officers of the Fund, MFS, MFD and/or MFSC. In addition, Shareholder Communications Corporation has been retained to assist in the solicitation of ballots, at an estimated cost of $475,000 (depending on the extent of services provided). The costs of the ballot solicitation and expenses incurred in connection with the preparation, printing and mailing of this proxy statement and its enclosures will be borne by MFS and not by the Fund. MFS will reimburse banks, brokers and other persons holding the Fund's shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.


              IT IS IMPORTANT THAT BALLOTS BE RETURNED PROMPTLY

September 4, 1998                                MASSACHUSETTS INVESTORS TRUST

                                                                    APPENDIX A

                 SIMILAR INVESTMENT COMPANIES ADVISED BY MFS
                                                                                                                     FEES
                                                                      NET ASSETS           ANNUAL RATE OF         WAIVED OR
NAME OF FUND                        INVESTMENT OBJECTIVE            AS OF 6/30/98           COMPENSATION          REDUCED TO
------------                        --------------------            -------------           ------------          ----------
Conservative Growth Series          Long-term Capital Growth         $1,601,456,358            0.55%                 N/A
MFS Union Standard Equity Fund      Long-term Capital Growth         $   97,579,486            0.65%                 N/A
MFS Research Growth and Income      Long-term Growth of Capital,
  Fund                                Current Income and Growth                      0.65% of first $500M
                                      of Income                      $  159,695,833  0.55% in excess of $500M        N/A
Research Growth and Income Series   Long-term Growth of Capital,
                                      Current Income and Growth
                                      of Income                      $   21,575,889            0.75%                 N/A
MFS Equity Income Fund              Income and Capital
                                      Appreciation                   $   27,602,720            0.60%                 N/A
Equity Income Series                Income and Capital
                                      Appreciation                   $    1,806,453            0.75%                 N/A
MFS Growth with Income Series       Current Income and Long-term
                                      Growth of Capital and
                                      Income                         $  145,486,534            0.75%                 N/A

                                                                    APPENDIX B

                                  [FORM OF]
                        INVESTMENT ADVISORY AGREEMENT

THIS AGREEMENT, made this 1st day of November, 1998 by and between MASSACHUSETTS INVESTORS TRUST, a voluntary association having transferable shares, organized and existing under the laws of the Commonwealth of Massachusetts (the "Trust"), and Massachusetts Financial Services Company, a Delaware corporation (the "Adviser"):

                                 WITNESSETH:

WHEREAS, the Trust is engaged in business as an open-end investment company registered under the Investment Company Act of 1940;

WHEREAS, the Adviser is willing to provide business management services to the Trust on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

ARTICLE 1: Duties of the Adviser. The Adviser shall provide the Trust with such investment advice and supervision as the latter may from time to time consider necessary for the proper management of its funds. The Adviser shall act as Adviser to the Trust and as such shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the assets of the Trust shall be held uninvested, subject always to the restrictions of its Indenture of Trust dated March 21, 1924, as amended from time to time, and to the provisions of the Investment Company Act of 1940. The Adviser shall also make recommendations as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Trust's portfolio securities shall be exercised. Should the Trustees at any time, however, make any definite determination as to investment policy and notify the Adviser thereof in writing, the Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Adviser shall take, on behalf of the Trust, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Trust's account with brokers or dealers selected by it, and to that end the Adviser is authorized as the agent of the Trust to give instructions to the Custodian of the Trust as to deliveries of securities and payments of cash for the account of the Trust. In connection with the selection of such brokers or dealers and the placing of such orders, the Adviser is directed to seek for the Trust execution at the most favorable price by responsible brokerage firms at reasonably competitive commission rates. In fulfilling this requirement the Adviser shall not be deemed to have acted unlawfully or to have breached any duty, created by this Agreement or otherwise, solely by reason of its having caused the Trust to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other clients of the Adviser as to which the Adviser exercises investment discretion.

ARTICLE 2: Allocation of Charges and Expenses. The Adviser shall furnish at its own expense all necessary administrative services, office space, equipment and clerical personnel, and investment advisory facilities and executive and supervisory personnel for managing the investments, effecting the portfolio transactions and in general administering the affairs of the Trust. The Adviser shall arrange, if desired by the Trust, for officers and employees of the Adviser to serve as Trustees, officers or agents of the Trust if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by law. It is understood that the Trust will pay all of its own expenses including, without limitation, compensation of Trustees not affiliated with the Adviser, governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Trust, fees and expenses of independent auditors, of legal counsel and of any transfer agent, registrar and dividend disbursing agent of the Trust, expenses of repurchasing and redeeming shares, expenses of preparing, printing and mailing stock certificates, prospectuses, shareholders' reports, notices, proxy statements and reports to governmental officers and commissions, brokerage and other expenses connected with the execution of portfolio security transactions, insurance premiums, fees and expenses of the custodian for all services to the Trust, including safekeeping of funds and securities, keeping of books and accounts and calculation of the net asset value of shares of the Trust, expenses of solicitation of shareholders assents, and expenses relating to the issuance, registration and qualification of shares of the Trust.

ARTICLE 3: Compensation of the Adviser. For the services to be rendered and the facilities to be furnished as provided in Articles 1 and 2 above, the Trust shall pay to the Adviser an investment advisory fee computed and paid monthly at a rate equal to 0.33% of the Trust's average daily net assets on an annualized basis. If the Adviser shall serve for less than the whole of any period specified in this Article 3, the compensation to the Adviser shall be prorated.

ARTICLE 4: Brokerage Offset Account. The Adviser hereby assumes the responsibility of Massachusetts Financial Services, Inc. ("MFS") for carrying out the terms of Article 4 of the Investment Advisory Agreement dated December 10, 1971 between the Trust and MFS to the extent set forth below. Pursuant thereto, MFS agreed that prior to or promptly following December 10, 1971, it would apply, through a subsidiary or affiliate (the "affiliate"), for membership on the Philadelphia Stock Exchange and/or for the status of approved non-member on the Pacific Coast Stock Exchange. Said agreement shall continue in full force and effect.

    (a) In the event that any such application is granted, the Adviser, to the extent permitted by the rules of such exchange or exchanges, shall credit against the management fees of the Trust a portion of the "net profits" of the affiliate computed in the manner described below. Such "net profits" of the affiliate shall be offset in the appropriate amount against the management fee owed to the Adviser by the Trust at any time or from time to time in the three months immediately succeeding the end of the affiliate's fiscal year.

    (b) During each fiscal year of the affiliate, gross revenues of the affiliate from brokerage transactions** for the portfolios of the Trust and the Fund, or attributable thereto, will be credited to an Offset Account for the Trust and the Fund. The Offset Account will be charged with all of the direct expenses of each such transaction, including applicable clearing fees, transfer taxes, exchange fees, or other fees and a share of the expenses of the affiliate's operations prorated on the basis of the affiliate's gross brokerage revenues from brokerage transactions for the portfolios of the Trust and the Fund, compared to the affiliate's gross revenues from all sources. The expenses to be so prorated will include rent, depreciation of depreciable capital assets over their useful lives, interest attributable to the affiliate's operations, salaries for personnel to the extent they are engaged in the operations of the affiliate including its recordkeeping and accounting and other direct expenses and costs incurred in connection with the affiliate's operations. In addition, in lieu of the affiliate's indirect expenses, such as general overhead, executive supervision and general administration, there will be charged to the Offset Account an amount equal to twenty per cent of the gross revenues credited to the Offset Account. Other adjustments customary to a brokerage operation may be made to the Offset Account. After deducting expenses as set forth above from the gross commissions attributed to the Offset Account, there shall be deducted an amount attributed to State and Federal income taxes, the sum to be deducted for this purpose to be computed as if the Offset Account were a Massachusetts business corporation required to file separate Massachusetts and Federal income tax returns. The balance in the account after the above deductions will be considered "net profits" of the Offset Account.

----------
** As used in this Article, the term "brokerage transaction" shall mean any purchase or sale of securities in connection with which a commission is paid to a broker-dealer acting as broker or agent and the terms "brokerage commissions" and "brokerage revenues" shall mean those commissions and

    (c) The net profits of the Offset Account shall be divided between the Trust and the Fund in proportion to the total dollar amount of all portfolio transactions, other than transactions in government securities and short-term corporate notes, of the Trust and the Fund during the period for which the net profits are computed.

    (d) With respect to each fiscal year of the affiliate, all net profits of the Offset Account shall be offset against the management fees of the Trust and the Fund to the extent earned.

    (e) Following the end of the affiliate's fiscal year, the Adviser and the affiliate shall furnish to the Trust a financial statement for the Offset Account and an opinion with respect thereto by an independent public accountant.

    (f) The Adviser is hereby expressly authorized, subject to the primary requirement of obtaining for the Trust the most favorable execution and price, to direct to itself or its affiliate such brokerage transactions of the Trust as it shall in its sole discretion determine appropriate, except that in no event shall the Adviser or its affiliate execute portfolio transactions with the Trust on a principal basis, except as permitted by the Investment Company Act of 1940 and the Rules, Regulations or orders thereunder.

ARTICLE 5: Shareholder Approval. The Adviser agrees that, while this Agreement is in effect, it will not permit (i) attribution of any value to this Agreement in computing the value of the Adviser's stock, or (ii) sales of stock by the Adviser or its shareholders at prices in excess of value (excluding attribution of any value to the Agreement), without, in either case, first obtaining the favorable vote of a majority of the outstanding voting securities of the Trust.

The Trust agrees that upon notification by the Adviser that it intends to engage in attribution of value or sales as described above, which would require approval by shareholders of the Trust under this Agreement, it will submit the question of approval or disapproval of such action to its shareholders as promptly as practicable after receipt of such notice.

ARTICLE 6: Covenants of the Adviser. The Adviser agrees that it will not deal with itself, or with the Trustees of the Trust or the Underwriter as principals in making purchases or sales of securities or other property for the account of the Trust, except as permitted by the Investment Company Act of 1940 and the Rules, Regulations or orders thereunder, will not take a long or short position in the shares of the Trust except as provided by the Indenture of Trust and will comply with all other provisions of the Indenture of Trust relative to the Adviser and its officers and directors.

ARTICLE 7: Limitation of Liability of the Adviser. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Article 7, the term "Adviser" shall include directors, officers and employees of the Adviser as well as the corporation itself.

ARTICLE 8:  Activities of the Adviser.   The services of the Adviser to the
Trust are not to be deemed to be exclusive, the Adviser being free to render services to others. It is understood that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Adviser as directors, officers, employees or otherwise, and that directors, officers and employees of the Adviser are or may be or become similarly interested in the Trust, and that the Adviser may be or become interested in the Trust as a shareholder or otherwise.

ARTICLE 9: Duration and Termination of this Agreement. This Agreement shall become effective upon its execution and shall govern the relationship between the parties hereto thereafter, and shall remain in force until August 1, 2000 on which date it will terminate unless its continuance after August 1, 2000 is specifically approved at least annually (i) by the vote of a majority of the Board of Trustees of the Trust who are not interested persons of the Trust or of the Adviser at a meeting specifically called for the purpose of voting on such approval, and (ii) by the Trustees or by vote of a majority of the outstanding voting securities of the Trust. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the Investment Company Act of 1940 and the Rules and Regulations thereunder.

This Agreement may be terminated at any time without the payment of any penalty by the Trustees or by vote of a majority of the outstanding voting securities of the Trust, or by the Adviser, on not more than sixty days' nor less than thirty days' written notice to the other party. This Agreement shall automatically terminate in the event of its assignment.

The terms "vote of a majority of the outstanding voting securities," "assignment," "affiliated person," and "interested person," when used in this Agreement, shall have the respective meanings specified in the Investment Company Act of 1940 and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act, and the term "brokerage and research services" shall have the meaning given in the Securities Exchange Act of 1934 and Rules and Regulations thereunder.

ARTICLE 10: Amendment of This Agreement. This Agreement may be amended only by vote of a majority of the outstanding voting securities of the Trust.


IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned officers thereunto duly authorized, all as of the day and year first above written. The undersigned officer of the Fund has executed this Agreement not individually, but as an officer of the Fund under the Declaration and the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Fund, individually, but bind only the trust estate.


                                        MASSACHUSETTS INVESTORS TRUST

                                        By: ---------------------------------
                                              James R. Bordewick, Jr.
                                              Assistant Secretary

                                        MASSACHUSETTS FINANCIAL
                                          SERVICES COMPANY

                                        By: ---------------------------------
                                              Arnold D. Scott
                                              Senior Executive Vice President

MIT-14 9/98 679.5M
575736

                                [FORM OF BALLOT]

[logo] M F S(R)
       INVESTMENT MANAGEMENT
We invented the mutual fund(R)

MFS FUNDS
500 BOYLSTON STREET
BOSTON, MA 02116

     THIS BALLOT IS SOLICITED BY AND ON BEHALF OF THE BOARD OF TRUSTEES OF
                          MASSACHUSETTS INVESTORS TRUST

THE UNDERSIGNED SHAREHOLDER, REVOKING ALL PRIOR BALLOTS, DIRECTS THAT HIS SHARES ARE TO BE COUNTED IN REGARD TO THE ITEM SET FORTH IN THE ACCOMPANYING PROXY STATEMENT, WHICH HAS BEEN RECEIVED BY THE UNDERSIGNED, IN ACCORDANCE WITH THE SPECIFICATIONS MADE BELOW, IF ANY. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS BALLOT SHALL BE COUNTED AS ASSENTING TO THE PROPOSAL SET FORTH IN ITEM 1. PLEASE SIGN AND RETURN AS SOON AS POSSIBLE BUT IN ANY EVENT BY OCTOBER 15, 1998.

                     [OPTIONS FOR SUBMITTING PROXY
              1. Return the attached ballot using the enclosed
                 envelope.
              2. Fax this executed ballot to 1-800-733-1885.]

[ACCOUNT]
[SHARES]
[CONTROL NUMBER]

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:         MASSINV                    KEEP THIS PORTION FOR YOUR RECORDS
---------------------------------------------------------------------------------------------------------------------------------
                                                                                              DETACH AND RETURN THIS PORTION ONLY
                                           THIS BALLOT IS VALID ONLY WHEN SIGNED AND DATED.
---------------------------------------------------------------------------------------------------------------------------------


                                PLEASE VOTE AND SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign this ballot exactly as your name appears. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Vote On Proposal                                                                             For   Against   Abstain
1.  TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN MASSACHUSETTS                     [ ]     [ ]       [ ]
    FINANCIAL SERVICES COMPANY AND MASSACHUSETTS INVESTORS TRUST.


Please be sure to sign and date this Ballot.

------------------------------------------                                             ------------------------------------------
                                    |                                                                                       |
------------------------------------------                                             ------------------------------------------
Signature [PLEASE SIGN WITHIN BOX]    Date                                             Signature [Joint Owners]              Date

---------------------------------------------------------------------------------------------------------------------------------

   revenues which are attributable to brokerage transactions.